Southwestern Public Service Company
EXHIBIT 24. Power of Attorney

         The undersigned, David M. Wilks, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1995, hereby constitutes and appoints Bill D. Helton and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

         In Witness Whereof, the undersigned has hereunto set his hand this 24th day of October, 1995.


David M. Wilks

Southwestern Public Service Company

EXHIBIT 24. Power of Attorney

         The undersigned, Danny H. Conklin, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1995, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

         In Witness Whereof, the undersigned has hereunto set his hand this 24th day of October, 1995.


Danny H. Conklin

Southwestern Public Service Company

EXHIBIT 24. Power of Attorney

         The undersigned, J. C. Chambers, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1995, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

         In Witness Whereof, the undersigned has hereunto set his hand this 24th day of October, 1995.


J. C. Chambers

Southwestern Public Service Company

EXHIBIT 24. Power of Attorney

         The undersigned, Giles M. Forbess, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1995, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

         In Witness Whereof, the undersigned has hereunto set his hand this 24th day of October, 1995.


Giles M. Forbess

Southwestern Public Service Company

EXHIBIT 24. Power of Attorney

         The undersigned, Shirley Bird Perry, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1995, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

         In Witness Whereof, the undersigned has hereunto set his hand this 24th day of October, 1995.


Shirley Bird Perry

Southwestern Public Service Company

EXHIBIT 24. Power of Attorney

         The undersigned, C. Coney Burgess, Director of Southwestern Public Service Company ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, Southwestern's annual report on Form 10-K for the year ended August 31, 1995, hereby constitutes and appoints Bill D. Helton, David M. Wilks, and Doyle R. Bunch II, of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them, his attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or without the other in any and all capacities and file such annual report and any and all amendments thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

         In Witness Whereof, the undersigned has hereunto set his hand this 24th day of October, 1995.


C. Coney Burgess